Exhibit 99.1

PRESENTATIONOperatorGood day, ladies and gentlemen. Thank you for standing by. Welcome to the STAAR Surgical First Quarter 2019 Financial Results Conference Call. (Operator Instructions) This call is also being recorded today, Wednesday, May 1, 2019. At this time, I'd like to turn the conference over to Mr. Brian Moore, Senior Director of Investor, Media Relations and Corporate Development for STAAR Surgical.─────────────────────────────────────────────────────────────────────────────────────Brian Moore - Thank you, Kevin, and good afternoon, everyone. Thank you for joining us on the STAAR Surgical conference call this afternoon to review the company's financial results for the first quarter of 2019 ended March 29, 2019. Along with me in my new role as Senior Director Investor Relations are Caren Mason, President and CEO; and Deborah Andrews, Chief Financial Officer. The press release of our first quarter results was issued just after 4:00 p.m. Eastern Time and is now available on STAAR's website at www.staar.com. Before we begin, let me quickly remind you that during the course of this conference call, the company will make forward-looking statements. We caution you that any statement that is not a statement of historical facts is a forward-looking statement. This includes remarks about the company's projections, expectations, plans, beliefs and prospects. These statements are based on judgment and analysis as of the date of this conference call and are subject to numerous important risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties associated with the forward-looking statements made in this conference call and webcast are described in the safe harbor statement in today's press release as well as STAAR's public periodic filing with the SEC.Except as required by law, STAAR assumes no obligation to update these forward-looking statements to reflect future events or actual outcomes and does not intend to do so. In addition, to supplement the GAAP numbers, we have provided non-GAAP adjusted net income and adjusted earnings per share.We believe that these non-GAAP numbers provide meaningful supplemental information and are helpful in assessing our historical and future performance. A table reconciling the GAAP information to the non-GAAP information is included in today's press release. Following our prepared remarks, we will open the line to questions from publishing analysts. We ask that analysts limit themselves to 2 initial questions, then re-queue with any follow-ups.We thank, everyone, in advance for their cooperation with this process. And with that, I'd like to turn the call over to Caren Mason, President and CEO of STAAR.─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorThank you, Brian, and good afternoon, everyone. The first quarter 2019 results we reported today are a

Exhibit 99.1

strong and solid start to achieving the financial targets and strategic priorities we outlined for you on our last call in late February. Sales, gross margin, operating margin and earnings per share were all up as compared to the prior year quarter at or above the levels projected for the full year of 2019.The growth was driven by 39% ICL unit growth on a global basis, which was 9 points ahead of our 30% annual target for 2019. Growth rates for our ICL in the first quarter continued to be significantly above the 5% to 6% ophthalmic sector growth reported in ophthalmic market research publication supporting the industry.In fact, the first quarter of 2019 represented the seventh consecutive quarter of double-digit ICL sales and unit growth, attributable to the successful repositioning of the ICL as a premium and primary refractive procedure for vision correction. ICL sales and ICL units again achieved record levels for the quarter.For the first quarter of 2019, total ICL net sales grew 31% over prior year. On a regional basis, ICL sales growth in Asia was exceptional. Japan grew 94%, Korea 50%, China 49%, India 26%. ICL net sales in the U.K. and Germany increased 13% and 10% respectively, in the first quarter, not including negative constant currency impact. And North America grew 15%, as growth in the U.S. at 24% offset an anticipated decline in Canada.During the first quarter, we announced new Strategic Cooperation Agreement's and we entered into several unannounced Alliance agreements, especially in the U.S. as we continue to partner more closely with refractive surgeons and their practices. These agreements illustrate the power and success of the ICL in our market creation efforts. Also, supporting our success in the ICLs safety and efficacy, there are today more than 100 peer-reviewed publications validating ICL clinical outcomes. Subsequent to the end of the first quarter, we marked a significant milestone for our implantable Collamer lenses, celebrating our 1 millionth ICL. The actual date of implants is audited internally, and we calculated units appreciably beyond the million milestone before making the announcement. The communications date of April 10 was selected to provide timely media outreach and significant appreciation to our outstanding employees, surgeon partners and long-term investors.  We especially celebrate the extraordinary and accelerating growth evidenced by more ICLs having been implanted since 2015 than the prior 15 years combined.

While we're pleased with our recent performance, we continue to believe we are just at the beginning of sustained meeting for growth for the ICL globally as more surgeons make it a part, a larger part or the only refractive offering of their practice.As we measure the ICL against the 4 million annual refractive vision correction procedures estimated to occur globally, our ICL lenses are commanding a market share in total in the 5% range. We believe current versions of the ICL can, in the near to medium term, achieve a 20% to 30% market share for myopia or distance vision correction alone, which would equate to between 800,000 and 1.2 million lenses per year. If we add the opportunity for a lens that addresses presbyopia, which is the age-related

Exhibit 99.1

need for near vision correction, we see an additional 1.5 million annual lens opportunity. With regard to our pivotal European trial for our presbyopia lens, which is the EVO ICL with EDOF, the trial was fully enrolled earlier this year as we reported to you on our last call. We are conducting the remainder of the required 6-month patient follow-up, and our plan remains to submit our CE Mark application to a regulated body this summer. We look forward to sharing data from the pivotal study more broadly in the future when permitted and appropriate.Similarly, we remain in interactive dialogue with the FDA regarding our supplemental PMA to obtain approval of the EVO Vision ICL family of lenses for patients in the U.S. Once again, we'll provide additional information when permitted and appropriate.Increasing usage of the ICL in low and mid diopter patients is one of the strategic priorities that will accelerate our growth. Earlier today, we announced that the leading refractive ophthalmic societies in Germany and Japan have now expanded these respective societies acceptable diopter range for use of the Evo Visian ICL, lowering the range from negative 6 diopters to negative 3 diopters. These pronouncements from reputable ophthalmic societies give ophthalmologists greater confidence when determining their preferred methods for helping patients with lesser prescriptions, seeking visual freedom from the hassles and inconveniences of glasses or disposable contact lenses.Turning to the U.S. We mentioned on our last call that we are in the process of establishing U.S. surgeons council with a strong of cadre of ICL expert and ophthalmic thought leaders, whom we will partner with for the rebuilding of our U.S. business and the pending addition of our family of EVO ICL products.We are pleased to announce the next step in our progress towards realizing the growth opportunity for the ICL in the U.S., our U.S. surgeons council summit this summer. Dozens of leading surgeons and refractive clinic leaders have already agreed to participate with several having already signed strategic alliances with STAAR.And finally, we have made progress on a number of our strategic imperatives. I won't go into too much detail on the imperatives we outlined for you on our last call, but I will highlight a few of the prudent investments and capital and operating expense we made during the first quarter that will continue to support our growth through 2019 and beyond.We purchased equipment for manufacturer of our EVO with EDOF presbia lens at our Lake Forest facility, and construction of clean rooms is underway.For our myopia lens, we continued efforts to double the manufacturing capacity at our Monrovia California facility, and significant additional efforts are expected to begin in earnest in the second half of 2019.Even before the addition of manufacturing capacity, I just outlined, STAAR has more than sufficient

Exhibit 99.1

capacity to meet demand as we enter the seasonally high implant seasons in Q2 and Q3, which are now our are highest projected quarters of this year. And also these investments will obviously positively impact our 2023 year plan. Those are my prepared remarks. I'll now turn the call over to Deborah to further review our first quarter financial highlights. Deborah?─────────────────────────────────────────────────────────────────────────────────────Deborah J. Andrews STAAR Surgical Company - CFOThank you, Caren, and good afternoon, everyone. I'll start the financial overview with a summary of top line results and then provide more detail down the income statement. STAAR reported net sales of $32.6 million in the first quarter of 2019, an increase of 20% over the $27.1 million reported in the year-ago period. Adjusted for currency headwinds, primarily the euro, net sales would have increased approximately 23% over the prior year period to $33.3 million.As Caren mentioned, this strong top line increase was driven by ICL revenue growth of 31%, which represented 85% of total company net sales in the quarter, partially offset by other product segment sales, which declined 19% in the quarter. We anticipate the other product sales rate of decline will be sequentially less in the second and third quarters, potentially resuming growth in Q4.Moving down the income statement. Our gross profit margin for the first quarter was 74.2%, up 250 basis points compared to the prior year quarter gross profit margin of 71.7%. And while total company net sales increased 20%, gross margin dollars increased 24%. The improvement in gross margin was due to favorable product mix resulting from increased sales of ICLs and decreased sales of injector parts, partially offset by the effect of lower average selling prices for lower diopter ICLs and large volume commitment strategic partners.Total operating expenses for the first quarter were $22.6 million, an increase of 21% compared to the prior year quarter of $18.6 million. Taking closer look at the components of operating expenses, G&A expense in the first quarter was $6.8 million as compared to $5.8 million year ago. The increase in G&A spending is due to increased headcount and salary-related expenses, including stock-based compensation and increased facility costs.Marketing and selling expenses were $10.1 million as compared to $7.5 million and included increased headcount, travel and continued investments in digital, strategic and consumer marketing. Although up compared to Q1 2018, sales and marketing expenses were below the $10.4 million average for sales and marketing expense in Q2 through 4 of 2018. Our R&D expenses were $5.6 million compared to $5.4 million in the year-ago quarter. R&D expenses include headcount, compensation and clinical expenses related to our next generation ICL with EDOF optic for presbyops. Higher gross margin dollars more than offset the increase in operating expenses. We generated operating income of approximately $1.6 million during the first quarter as compared to operating income of $0.8 million in the year-ago quarter. Net income during the first quarter was $1.4 million or approximately $0.03 per diluted share compared to the year-ago net income of $0.6 million or $0.01 per diluted share.On a non-GAAP basis, we reported adjusted net income for the first quarter of $4.3 million or $0.09 per

Exhibit 99.1

diluted share as compared with adjusted net income for the same period of 2018 of $2 million or $0.05 per diluted share. A table reconciling the GAAP information to the non-GAAP information is included in today's financial release.Turning now to our balance sheet. Our cash, cash equivalents and restricted cash at March 29, 2019 totaled $102.2 million compared with $104 million as of December 28, 2018. The company generated approximately $700,000 in cash from operating activities in the first quarter of 2019, invested $2.2 million in property and equipment, and repaid $500,000 on a revolving line of credit at our wholly-owned Japanese subsidiary. This concludes our prepared remarks. Operator, we're now ready to take questions.─────────────────────────────────────────────────────────────────────────────────────QUESTIONS AND ANSWERSOperator(Operator Instructions) Our first question comes from Jason Mills with Canaccord Genuity.─────────────────────────────────────────────────────────────────────────────────────Jason Richard Mills Canaccord Genuity Limited, Research Division - MD of Research & AnalystCongrats on a good start to the year. Can you hear me, okay?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorYes, Jason.─────────────────────────────────────────────────────────────────────────────────────Jason Richard Mills Canaccord Genuity Limited, Research Division - MD of Research & AnalystSuper. So I'm going to try to abide by Brian's rules. I apologize in advance if I squeeze an extra in. But because there are lots of questions and things that I think investors are interested in here. First, just wanted to talk about your unit growth in ICLs, Caren. By my math, you have doubled the worldwide ICL units in exactly 2 years, looking back at the Q1 of 2017. Maybe confirm that math for me. My question is, how long do you think it will take to double again? And I know the numbers get larger, that becomes a more difficult challenge. But also as part of that question will be, your expectation for contribution from the U.S., which will be a big factor going forward and hasn't been over the last 2 years? That's a big first question. but I'll stop there for now.─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorOkay. So -- no, we would hope that we could double our unit growth again from 2018 by the end of 2020. Our focus, though, is to go stronger. And so at our investor meeting in November, we have told you that we are going to recalibrate, refocus and rebuild our strategic plan for a more aggressive profile than we've even achieved to this point. And at that time, we will definitely have definitive information on how we think the U.S. will fit in and how we believe presbyopia will fit in. But if you just take a look at Q1 of 2018 to Q1 of 2019, just from a market share standpoint, and of course, these are estimates, but Korea grew from 9.8% to 15.9%., Spain grew from 9.5% to 12%, China grew from 6.8% to 10.6% and

Exhibit 99.1

Japan grew from 6.4% to 12%.  So our goal to have our lenses as the announcement today about Japan and Germany's ophthalmic societies moving down the diopter curve, our goal to become a lens-based solution for all your refractive needs is definitely gaining great traction.─────────────────────────────────────────────────────────────────────────────────────Jason Richard Mills Canaccord Genuity Limited, Research Division - MD of Research & AnalystThat's very helpful. Lot of color there. Second question is around the U.S. A lot of things you've announced today have to do with the U.S. But we're still waiting for the FDA to make a decision on your supplemental filing with EVO Lens. But you're moving forward with many of the alliances. Couple of questions there. Could you give us maybe some details of what these alliances in the U.S. constitute? If you can give us any color there. As well as, what the German and Japanese society's decisions to expand the diopter range? And I believe, Germany goes down to a border of minus 1, making it truly a low myope opportunity for you in Germany. What that might imply when the FDA goes to comment on EVO and its opportunity or application here in the U.S.? And I'll get back in queue.─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorOkay. So with regards to U.S. alliances, the strategic alliances are very similar to strategic agreements. As you're aware, in the U.S., we have a lower base. So the only difference really is the level of unit growth that is expected and the return in terms of marketing dollars, strategic support, direct digital marketing and practice development expansion as well as surgeon training. So all of the components that have made us so successful in the strategic alliances that we have around the world, we have brought to the U.S., and we are signing those alliances now related to current product and also a hope of a future product family that will definitely dramatically change those numbers.  In terms of the German and Japan Society announcement. Yes, Germany has gone down to not being against a minus 1, which means that fundamentally our high diopter reputation has now -- is now being expanded to an all diopter opportunity. And so we see this as hugely important. We hope the FDA recent press releases, but I can't say for sure that they are, Jason. I think the bottom line is that all of this good news, the million lenses implanted, 600,000 plus EVOs and these 100 peer-reviewed positive clinical in excellent journal articles along with today's announcement would be helpful.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from Chris Cooley with Stevens.─────────────────────────────────────────────────────────────────────────────────────Christopher Cook Cooley Stephens Inc., Research Division - MDJason got -- always gets to ask all the good stuff at the start. I'll try and squeeze a couple in here and then get back in queue as well. Just when we look at the growth here, phenomenal growth in the unit side of 39%. But could you help us maybe better understand and maybe I'll do this as 2 part as well. When we look at China in particular, I realized the denominator has grown there. But that rate of growth has decelerated a bit. So could you talk to us about the rate of growth there, the contribution from; one, obviously large customer there, in particular. Just help us maybe get a little bit better understanding of what we are seeing from an end-market perspective there? And then I've got, I guess, my one follow-up after that.─────────────────────────────────────────────────────────────────────────────────────

Exhibit 99.1

Caren L. Mason STAAR Surgical Company - CEO, President & DirectorOkay. So in terms of unit growth, at 39%, if we do a currency-adjusted look based on the euro, which of course does not impact China, we're really looking at 34%. If you are looking at China's growth rate decelerating, it's not. What's happening is that we are in exactly what we said we would be, which is the majority of growth will occur in China in their heavy implant seasons of Q2 and Q3. So you're going to see a -- on a relative basis what looks like a potential softening, but, in essence, is clearly a prudent management of inventory not coming in ahead of demand. But we do have, obviously, all the implant numbers for the first quarter, and we are aware of the implant numbers till last week and we are very confident that we will have another exceptionally strong Q2 and Q3 in China.─────────────────────────────────────────────────────────────────────────────────────Christopher Cook Cooley Stephens Inc., Research Division - MDSuper. I just wanted to clarify another question that's going to be coming up. And then help us think a little bit, maybe we'll get Deb involved here a bit too. I'm excited to hear about the continued expansion there in Monrovia towards the production capabilities over time as well as ramping up in Lake Forest in anticipation. But what about Switzerland? I'm just curious, if you updated your thoughts as it pertains to that facility, how that might play strategically, the time frame there and the associated cost?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorSo just strategically, Switzerland is being reopened as a premium manufacturing site for our company. It will initially be a manufacturing site dedicated to all ICL lenses that are distributed into China. And then eventually, we will begin to expand production there for Europe. We expect that Monrovia will remain aggressively supporting rest of the world.  In terms of costs, we are definitely -- we have already leased space for our new commercial operations and general and administrative offices as well as the new packaging operations, so that we can use the current facility 100% for ICL manufacturing. And our expectation is that capital outlays would be, how much Deborah this year?─────────────────────────────────────────────────────────────────────────────────────Deborah J. Andrews STAAR Surgical Company - CFOIn total or just for...─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorJust for Nidau?─────────────────────────────────────────────────────────────────────────────────────Deborah J. Andrews STAAR Surgical Company - CFOJust for Nidau, probably about $3 million.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from Brian Weinstein with William Blair.─────────────────────────────────────────────────────────────────────────────────────Andrew Frederick Brackmann William Blair & Company L.L.C., Research Division - AssociateThis is Andrew on for Brian. Maybe you could first touch on guidance. I didn't hear you reiterate that for the year. And if you did, maybe you could just remind us, what it is? And then as it relates to the guidance, can you talk a little bit about the build up there in terms of the ICL growth that you expect? Is

Exhibit 99.1

there anything baked in above the minimum that's in the contracts that you signed?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorOkay. So directionally we told The Street that we would be looking at 30% plus ICL unit growth, and we are definitely on track. We said we would be 20%-plus overall revenue growth, we are definitely on track. We said that we would improve our gross margin, we are on track. We said we would improve our operating margin, we are on track. We said we will make sure we are cash flow positive higher than we were last year, we are on track. And that we would improve our cash -- total cash position and we are on track. What was the second part of your question?─────────────────────────────────────────────────────────────────────────────────────Andrew Frederick Brackmann William Blair & Company L.L.C., Research Division - Associate And then as it relates to that guidance, mainly on the ICL growth. As you think about the buildup of that, is there anything in that buildup that's baked in above the contractual minimums that you signed with your strategic partners?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorAbsolutely.  Absolutely.─────────────────────────────────────────────────────────────────────────────────────Andrew Frederick Brackmann William Blair & Company L.L.C., Research Division - Associate

Could you maybe give us a little bit of additional color on what's the magnitude of that?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorLet's just put it this way. Our focus is to get as much market share and to become the primary procedure. In order to do that, we're willing to work from the one ophthalmologist practice to the hundreds of ophthalmologists in a large group to create a business model that makes great sense. And so what we do is, we start off with what we believe is achievable, but definitely above 30%. And then, we move too much greater opportunity as we get closer and closer to getting more market share, lower diopter patients. And we actually now have ICL-only clinics, for example, in Japan recently that we talked about and in China. And so with that, yes, we definitely do require for most of our agreements a decent percentage of growth. But remember, you have to balance the volume. So if you are using 200 ICLs a year, and we say we'd like you to go 50%, certainly that's a different scenario than if we're talking about someone using 10,000 ICLs, and we're asking for 30% to 50%. So all in all, we do balance the mix.─────────────────────────────────────────────────────────────────────────────────────Andrew Frederick Brackmann William Blair & Company L.L.C., Research Division - Associate

Okay. Thank you. And then maybe as a follow-up question as it relates to pricing here. Congrats on the announcements out of Germany and Japan. Could you just remind us on how we should think about pricing as you move down the diopter curve?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorYou're welcome. We see lower diopter pricing as a short and mid-term acquiescence by our business to

Exhibit 99.1

help accelerate and assist the surgeons in managing patient expectations around pricing. And so as time passes and it becomes all lenses, you will always see the Toric lens with a premium. You will see presbyopia lenses with a premium. And you will see the difference, a narrowing of the lower diopter range to the higher diopter spheric. So it's only a matter of time before the price elasticity balances the right way.─────────────────────────────────────────────────────────────────────────────────────OperatorNext question comes from Bruce Jackson with Benchmark Company.─────────────────────────────────────────────────────────────────────────────────────Bruce David Jackson The Benchmark Company, LLC, Research Division - Senior Healthcare Research AnalystSo with the new guidelines over in Europe, do you think that these will extend to the presbyopia lenses as well?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorI would expect so, but I can't obviously predict on that. But at this point, it's a whole refractive ICL area. But that's certainly a good question that we'll be contemplating.─────────────────────────────────────────────────────────────────────────────────────Bruce David Jackson The Benchmark Company, LLC, Research Division - Senior Healthcare Research AnalystOkay. And then my other question was about The United States. So I wanted to know  I didn't see The United States revenue in the queue. Do you have a number that you can share with us this afternoon?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & Director24% up in revenue.─────────────────────────────────────────────────────────────────────────────────────Bruce David Jackson The Benchmark Company, LLC, Research Division - Senior Healthcare Research AnalystOkay. And then just generally with the uptake that you're seeing with the current version of the Toric ICL. It's our understanding that there is some backlog of patients. Are the existing physicians still working through that backlog of patients? And how do you see the domestic sales growth developing over the course of the year?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorWell, I think, we've done a very good job of finding a way to rollout the product in the major markets to the surgeons with training certification and Toric lenses available as need be. So backlog for us, which was a concern in the past, at this point is not. So we believe we're keeping up with demand and that we are able to ship 85% of Toric sizes within 24 hours of order. So the most you would have to wait is approximately 4 to 6 weeks for a customized, special size Toric lens.─────────────────────────────────────────────────────────────────────────────────────OperatorOur next question comes from Jim Sidoti with Sidoti & Company.

Exhibit 99.1

─────────────────────────────────────────────────────────────────────────────────────James Philip Sidoti Sidoti & Company, LLC - Research AnalystCan you hear me?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorYes.─────────────────────────────────────────────────────────────────────────────────────James Philip Sidoti Sidoti & Company, LLC - Research AnalystSo if we look at sales and marketing spending, it's been around that $10 million, $10.5 million in the last 4 quarters. Should we expect that number to start to pick up later in the year, assuming that you get the EVO lens approved in the U.S.?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorYes. That's correct, Jim. We do expect it to increase probably beginning in Q2. Also as you recall, we have trade shows ASCRS in the second quarter, ESCRS in the third quarter. So yes, I do expect to increase in the remainder of the year.─────────────────────────────────────────────────────────────────────────────────────James Philip Sidoti Sidoti & Company, LLC - Research AnalystAnd do you have a new marketing campaign to come out once EVO is approved?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & DirectorYes.─────────────────────────────────────────────────────────────────────────────────────OperatorNext question comes from Chris Cooley with Stevens.─────────────────────────────────────────────────────────────────────────────────────Christopher Cook Cooley Stephens Inc., Research Division - MDI just want to go back very quickly to my initial question to make sure I heard you correctly. So I know this has been a topic of focus for many. So when we think about end-market conditions in China, those from a seasonal standpoint are performing as expected with the 2Q and the 3Q still ramping up and being the strongest quarters and the end-market demand trends there, I'm assuming, have also not changed. So implicitly, you'd expect those revenues to be up sequentially as we roll into the second quarter off of what was obviously an impressive 1Q start. Am I thinking about that correctly?─────────────────────────────────────────────────────────────────────────────────────Caren L. Mason STAAR Surgical Company - CEO, President & Director           Yes. Chris, I'll give you a little more color. If you look at prior year Q1 to Q2, look at it and then compare to the growth trajectory of what we might expect Q1 to Q2 in China, it should be quite similar.  So with that, I'd like to thank, everyone, for their participation on our call today. We look forward to speaking with many of you in the coming weeks when we are on the road. And where we're going to be? So this weekend, we're going to be at STAAR's booth during ASCRS in San Diego. We're going to be at Bank of America Merrill Lynch Healthcare Conference on May 15 in Las Vegas. We'll be hosting and

Exhibit 99.1

welcoming a UBS investor bus tour at our Lake Forest headquarters on May 16th. And we look forward to seeing many of you at the Jeffries Healthcare Conference in New York on June 5th. As always, we appreciate your interest, investment in our company. All the best to all of you.─────────────────────────────────────────────────────────────────────────────────────OperatorLadies and gentlemen, this concludes today's presentation. You may now disconnect, and have a wonderful day.─────────────────────────────────────────────────────────────────────────────────────